UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2016

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on May 5, 2016, Zillow, Inc. (“Zillow”) agreed to settle a class action lawsuit in the United Stated District Court, Central District of California, with the caption Ian Freeman vs. Zillow, Inc., which involved allegations that Zillow failed to provide meal and rest breaks, failed to pay overtime, and failed to keep accurate records of employee’s hours worked, in compliance with the Fair Labor Standards Act (the “FLSA”) and California law with respect to certain inside sales consultants. The settlement, which includes payment by Zillow of up to $6,000,000, is subject to court approval and contingent upon Zillow’s resolution of a review by the Wage and Hour Division of the U.S. Department of Labor (the “DOL”) of Zillow’s compliance with certain wage and hour laws with respect to Zillow inside sales consultants employed in its California and Washington offices during a two year period between 2013 and 2015.

On November 28, 2016, Zillow entered into a settlement agreement with the DOL that will resolve the DOL’s compliance review. Under the terms of the settlement agreement, Zillow agreed that it will make the voluntary payments contemplated by the Freeman settlement and establish and maintain certain procedures to promote future compliance with the FLSA. The settlement agreement with the DOL does not require Zillow to make any payments which are in addition to those contemplated by the Freeman settlement.

Zillow has not admitted liability with respect to either the DOL settlement or the Freeman settlement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from actions taken by Zillow, as well as from risks and uncertainties beyond the company’s control. Factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group, Inc. does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2016	ZILLOW GROUP, INC.

	By:	/s/ KATHLEEN PHILIPS
Name: Kathleen Philips
	Title:	Chief Financial Officer, Chief Legal Officer, and Secretary